COMMONWEALTH INTERNATIONAL SERIES TRUST

On Behalf Of Its Series The

COMMONWEALTH JAPAN FUND

COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

COMMONWEALTH GLOBAL FUND

COMMONWEALTH REAL ESTATE SECURITIES FUND
_________________

STATEMENT OF ADDITIONAL INFORMATION
JUNE 4, 2008

This Statement of Additional Information is not a prospectus but contains information in addition to and in more detail than that set forth in the prospectus and should be read in conjunction with the prospectus, dated February 28, 2008. A prospectus may be obtained without charge by phone at (888) 345-1898 or by writing to the Funds directly at 3435 Stelzer Road, Columbus, Ohio 43219 or visiting the Funds' website at www.commonwealthfunds.com.

The Report of Independent Registered Public Accounting Firm and financial statements of the Commonwealth Japan Fund, Commonwealth Australia/New Zealand Fund, Commonwealth Global Fund and Commonwealth Real Estate Securities Fund included in their Annual Report for the year ended October 31, 2007 (“Annual Report”) are incorporated herein by reference. Copies of Annual and Semi-Annual Reports are available without charge upon request by writing to the Funds at 3435 Stelzer Road, Columbus, OH 43219 or by calling toll free 1-888-345-1898.

The financial statements in the Annual Report that are incorporated herein by reference into this Statement of Additional Information have been audited by Briggs, Bunting & Dougherty, LLP, Two Penn Center Plaza, Suite 820, Philadelphia, PA 19102-1732, and have been so included and incorporated herein by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting.

COM-SAI-0608

TABLE OF CONTENTS

Page

FUND HISTORY	1
INVESTMENT POLICIES	3
INVESTMENT RESTRICTIONS	10
RISK FACTORS	13
PORTFOLIO TURNOVER	17
MANAGEMENT OF THE FUNDS	18
OFFICERS’ AND TRUSTEES’ INFORMATION	18
CODE OF ETHICS	29
PROXY VOTING POLICIES	29
INVESTMENT ADVISORY AGREEMENT	30
ADMINISTRATIVE SERVICES	31
DISTRIBUTOR	33
PORTFOLIO TRANSACTIONS AND BROKERAGE	35
POLICY AND PROCEDURES FOR DISSEMINATION OF PORTFOLIO HOLDINGS	36
HOW TO BUY AND REDEEM SHARES	37
DETERMINATION OF NET ASSET VALUE	38
TAXES	40
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	45
OTHER INFORMATION	48
APPENDIX A	49
APPENDIX B	51

FUND HISTORY

The Commonwealth International Series Trust (formerly known as the Capstone International Series Trust) (hereinafter referred to as the “Trust”) was organized as a business trust in Massachusetts on May 9, 1986 and commenced business shortly thereafter. The Trust's Declaration of Trust, as amended and restated on December 29, 1986 (the "Declaration of Trust"), authorizes the Trustees to divide shares ("Shares" or collectively "Shares") into two or more series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued Shares into one or more classes of Shares of each such series. Each series of the Trust is an “open-end diversified management investment company” under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently has four series, or funds: the Commonwealth Australia/New Zealand Fund (the "Australia/New Zealand Fund"), the Commonwealth Japan Fund (the "Japan Fund"), the Commonwealth Global Fund (the "Global Fund") and the Commonwealth Real Estate Securities Fund (the "Real Estate Securities Fund"). The Australia/New Zealand Fund (formerly known as Capstone New Zealand Fund and subsequently the Commonwealth New Zealand Fund), invests primarily in Australian and New Zealand securities, and commenced operations on November 25, 1991 as a series of the Trust. The Japan Fund (formerly known as the Capstone Japan Fund), invests primarily in Japanese securities and was established as a series of the Trust on July 18, 1990 under the name of the Capstone Nikko Japan Tilt Fund. The Global Fund, which invests in U.S. and foreign securities in developed countries or in countries considered by the investment advisor to the Fund, FCA Corp (the "Advisor") to have developing or “emerging” markets, was established by amendment to the Trust on December 14, 2001 and began operation on December 3, 2002. The Real Estate Securities Fund invests in real estate investment trusts ("REITs"), real estate industries companies, publicly-traded real estate development companies, real estate management companies, and publicly-traded companies involved in real estate related activities and industries (collectively, "Real Estate Industries Companies"). The Real Estate Securities Fund was established by amendment to the Trust on July 2, 2003 and began operations on January 5, 2004. The Real Estate Securities Fund, Global Fund, Australia/New Zealand Fund and Japan Fund may be referred to hereinafter individually as a "Fund" and collectively as "Funds." The Trust may create additional series in the future, but each series will be treated as a separate mutual fund with its own investment objectives and policies.

The Declaration of Trust provides that no shareholder ("Shareholder" or collectively "Shareholders") shall be subject to any personal liability whatsoever to any person in connection with Trust property or the acts, obligations or affairs of the Trust.

The Declaration of Trust also provides that the Trustees shall from time to time distribute ratably among the Shareholders of a series such proportion of the net profits, surplus (including paid-in surplus), capital, or assets of such series held by the Trustees as they may deem proper. Such distributions may be made in cash or property (including without limitation any type of obligations of such series or any assets thereof), and the Trustees may distribute ratably among the Shareholders additional Shares of such series issuable hereunder in such manner, at such times, and on such terms as the Trustees may deem proper. Such distributions may be among the Shareholders of record at the time of declaring a distribution or among the Shareholders of record at such other date or time or dates or times as the Trustees shall determine. The Trustees may in their discretion determine that, solely for the purposes of such distributions, outstanding Shares shall exclude Shares for which orders have been placed subsequent to a specified time on the date the distribution is declared or on the next preceding day if the distribution is declared as of a day on which the Transfer Agent for the Trust or applicable series is not open for business. The Trustees may always retain from the net profits such amount as they may deem necessary to pay the debts or expenses of the series or to meet obligations of the series, or as they may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business. The Trustees may adopt an offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or related plans as the Trustees shall deem appropriate.

Shareholders of each series of the Trust, will vote separately as a class except to the extent required by the Investment Company Act of 1940, as amended (the “1940 Act”). Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company, such as the Trust, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding Shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by Shareholders of the Trust voting together, without regard to a particular series or class.

The Declaration of Trust also provides that the Shareholders shall have power to vote only (i) for the election of Trustees; (ii) with respect to any investment advisory or investment management contract entered into; (iii) with respect to termination of the Trust or any series thereof; (iv) with respect to any amendment of this Declaration; (v) with respect to any merger, consolidation or sale of assets; (vi) with respect to incorporation of the Trust; (vii) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or a series thereof or the Shareholders of either; (viii) with respect to any plan adopted pursuant to Rule 12b-1 (or any successor rule) under the 1940 Act and related matters; and (ix) with respect to such additional matters relating to the Trust as may be required by the Amended and Restated Declaration of Trust, the By-laws or any registration of the Trust as an investment company under the 1940 Act with the Commission (or any successor agency) or as the Trustees may consider necessary or desirable.

The Declaration of Trust also provides that at any meeting of Shareholders, any holder of Shares entitled to vote there at may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Trust as the Secretary may direct, for verification prior to the time at which such vote shall be taken. Proxies may be solicited in the name of one or more Trustees or one or more of the officers of the Trust. Only Shareholders of record shall be entitled to vote. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote, except that the Trustees may, in conjunction with the establishment of any series of Shares, establish conditions under which the several series shall have separate voting rights or no voting rights. There shall be no cumulative voting in the election of Trustees.

When used in the prospectus or this SAI, a “majority” of Shareholders or “majority” of Shares means the vote of the lesser of (1) 67% of the Shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding Shares are present in person or by proxy, or (2) more than 50% of the outstanding Shares of the Trust or the applicable series or class.

The Declaration of Trust also provides that in the event of a liquidation or dissolution of the Trust or an individual series, Shareholders of a particular series would be entitled to receive a pro rata share of the net assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of Shares of the series that are held by each Shareholder. If there are any assets, income, earnings, proceeds, funds or payments that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

When issued for payment as described in the prospectus and this SAI, Shares of the Fund will be fully paid and non-assessable.

The Declaration of Trust provides that the Trustees, officers, employees, or agents of the Trust will not be subject to personal liability whatsoever to any person, other than the Trust or its Shareholders, in connection with the affairs of the Trust, or Trust property, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property, or to the property of one or more specific series of the Trust for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Amended and Restated Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

The Declaration of Trust provides that the Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any series of Shares.

The Declaration of Trust also provides that the Trust may at any time without prior notice to the Shareholder redeem Shares of any Shareholder for their then current net asset value per Share if at such time the Shareholder owns Shares of any series having an aggregate net asset value of less than $1,000 subject to such terms and conditions as the Trustees may approve, and subject to the Trust’s giving general notice to all Shareholders of its intention to avail itself of such right, either by publication in the Trust’s prospectus or by any other means as the Trustees may determine.

The Declaration of Trust also provides that if the Trustees shall, at any time and in good faith, be of the opinion that direct or indirect ownership of Shares or other securities of the Trust has or may become concentrated in any Person to an extent which would disqualify any series of the Trust as a regulated investment company under the Internal Revenue Code of 1986, as amended, then the Trustees shall have the power by lot or other means deemed equitable by them (i) to call for redemption by any such Person of a number, or principal amount, of Shares or other securities of the Trust sufficient to maintain or bring the direct or indirect ownership of Shares or other securities of the Trust into conformity with the requirements for such qualification and (ii) to refuse to transfer or issue Shares or other securities of the Trust to any Person whose acquisition of the Shares or other securities of the Trust in question would result in such disqualification. Further information regarding redemption and redemption fees may be found under “How to Buy and Redeem Shares” and “Determination of Net Asset Value.”

INVESTMENT POLICIES

Securities in General. Securities of issuers in which each Fund may invest include common and preferred stock, debt convertible into equity and debt securities. Investments in debt securities may include obligations of governmental issuers, as well as obligations of companies having an outstanding debt issue rated, at the time of purchase, of Baa3 or better by Moody’s Investors Service, Inc. (“Moody’s”), BBB- or better by Standard & Poor’s Corporation (“S&P”), or obligations of comparable quality as determined by the Advisor pursuant to guidelines approved by the Board of Trustees. Many foreign debt securities are not rated, so their quality will be determined in accordance with such guidelines approved by the Board of Trustees. Debt securities acquired by the Funds may include, without limitation, conventional fixed and variable rate bonds and debentures, zero-coupon and original issue discount bonds and warrants to purchase debt instruments. The Funds investments in commercial paper must be rated at least A-2 by S&P or P-2 by Moody’s at the time of purchase. Convertible debt securities are treated as equity securities and therefore may not meet the foregoing ratings.

The ratings of Moody’s and S&P and other rating services represent their respective opinions as to the quality of the obligations they undertake to rate. (See Appendix A). Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be downgraded. The Advisor will consider such an event in determining whether the Fund should continue to hold the security. In the event that the rating of the security is reduced below the minimum rating required for purchase by the Fund, the Advisor may, but will not necessarily, dispose of the security.

The Global Fund invests in companies that the Advisor believes will benefit from global economic trends, promising technologies or products and specific country opportunities resulting from changing geopolitical, currency, or economic considerations. It is expected that investments will be spread broadly around the world to take advantage of perceived investment opportunities without restriction to any particular area such as Asia, Europe or any particular country such as the United States or Japan. The Fund will generally invest in equity securities of established companies listed on U.S. or foreign securities exchanges, but also may invest in securities traded over-the-counter. It also may invest in debt securities convertible into common stock, and convertible and non-convertible preferred stock, and fixed-income securities of governments, governmental agencies, supranational agencies and companies when the Advisor believes the potential for appreciation will equal or exceed that available from investments in equity securities.

The Real Estate Securities Fund’s investment objective is long-term capital appreciation and current income primarily through investments in U.S. real estate securities. As described in the prospectus, the Fund will attempt to achieve its objective by investing primarily in equity securities of REITs and other Real Estate Industries Companies that are publicly traded. Equity securities of Real Estate Industries Companies consist of common stock, shares of beneficial interest of REITs and securities with characteristics of common stock, such as preferred stock and debt securities convertible into common stock. The Fund’s investments normally will be allocated among a number of companies representing diverse investment policies and real property holdings. Certain securities will be selected for high current return, while others will be chosen for long-term capital appreciation potential. Real Estate Industries Companies generally derive at least 50% of their revenue from real estate related activities or have at least 50% of their assets in real estate.

With respect to bank obligations that may be acquired by a Fund, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. Thus, in addition to investments in obligations of U.S. banks and savings institutions and their U.S. and foreign branches, a Fund’s investments in short-term bank obligations may include obligations of non-U.S. banks and their branches, wherever situated.

Each Fund may also make overnight deposits denominated in foreign currency in offshore banking units (“OBUs”), in accordance with the Fund’s credit quality criteria. An OBU is a bank or other financial institution in a foreign country that is authorized to deal in foreign exchange that the foreign government declares to be an OBU. OBUs are restricted to (i) receiving deposits denominated in the currency of a foreign country from non-residents of such country or deposits in currencies other than the currency of a foreign country from residents of such country and (ii) lending to non-residents outside the originating country and to other OBUs. A deposit in an OBU is similar to a time deposit in a foreign bank except that interest payable to non-residents on an OBU deposit is exempt from withholding tax.

Investment Company Securities. Each Fund may make limited investments in securities of other investment companies. (See “Investment Restrictions” below.) Investments in other investment companies involve additional expenses because Fund Shareholders will indirectly bear a portion of the expenses of such companies, including operating and administrative costs and advisory fees. These expenses may be in addition to similar expenses of the Fund that Shareholders bear directly. The Advisor anticipates that the Global Fund may invest in the Real Estate Securities Fund, Japan Fund and the Australia/New Zealand Fund when the Global Fund invests in those regions and/or sectors. In these instances when computing both the advisory fee and the Rule 12b-1 fee for the Global Fund, average daily net assets are reduced by Fund assets invested in Australia/New Zealand, the Real Estate Securities Fund and/or the Japan Fund.

Convertible Securities. The Funds may invest in convertible securities including bonds, notes, debentures, preferred stocks and other securities that are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market values of convertible securities typically follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock.

Convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all fixed income securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible debt securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (“LYONs”).

Loans of Portfolio Securities. To increase income on its investments, a Fund may lend its portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government or its agencies or instrumentalities or an irrevocable letter of credit issued by a bank that is deemed creditworthy by the Advisor. It is not anticipated that loans will involve over 5% of a Fund’s total assets. In no event will such loans be made if, as a result, the aggregate value of securities loaned by any Fund exceeds one-third of the value of such Fund’s total assets. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisor to be creditworthy and when, in the Advisor’s judgment, the income to be earned from the loan justifies the attendant risks.

Zero Coupon Bonds. Although zero coupon securities pay no interest to holders prior to maturity, interest on these securities is reported as income to a Fund and distributed to its stockholders. These distributions must be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income producing securities with cash used to make such distributions and their current cash income may be reduced.

U.S. Government Obligations. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities includes bills, notes and bonds issued by the U.S. Treasury, as well as “stripped” or “zero coupon” U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury Notes or bonds. Stripped securities are sold at a discount to their “face value” and may exhibit greater price volatility than interest bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association (GNMA), are supported by the full faith and credit of the U.S. Treasury, others such as those of the Federal National Mortgage Association (FNMA), are supported by the right of the issuer to borrow from the U.S. Treasury; still others, though issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau (FFCB) are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Funds holdings securities of such issuer might not be able to recover their investment from the U.S. Government.

When-Issued Purchases and Forward Commitments. When a Fund agrees to purchase securities on a when-issued or forward commitment basis, the Fund's custodian, Fifth Third Bank, N.A. (the "Custodian"), will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitments. It may be expected that the market value of a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Although these purchases are not a principal investment strategy of the Fund, during these situations a Fund’s liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments. Each Fund expects that its commitments to purchase when-issued securities and forward commitments will not exceed 25% of the value of its total assets at the time of such commitment, absent unusual market conditions.

A Fund may purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, a Fund may, if circumstances change, dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. See the "Taxes" section below for a discussion of tax consequences.

When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Hedging Transactions. Each Fund is authorized to engage in certain types of hedging practices. These practices include entering into foreign currency transactions, interest-rate and index futures contracts and purchasing and writing put and call options on those contracts, on individual securities and on stock indexes. In addition, each Fund’s options transactions will be subject to trading and position limits of various exchanges. Tax considerations also may limit each Fund’s ability to engage in forward contracts, futures and options.

If a Fund engages in hedging transactions, there can be no assurance that these transactions will be successful. Securities prices and interest rates may change in unanticipated manners or may move in ways which do not correlate closely to movements in the value of securities held by the Fund. Additionally, there can be no assurance that offsetting transactions will be available at any given time to enable the Fund to close out particular futures or options contracts. If these contracts cannot be closed out, the Fund may incur losses in excess of its initial margin deposit. The bankruptcy of a broker or other person with whom the Fund has an open futures or options position may also expose the Fund to risk of losing its margin deposits or collateral.

Foreign Currency Transactions. In order to protect against a possible loss on investments resulting from a decline in a foreign currency against the U.S. dollar, each Fund is authorized to enter into forward foreign currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward foreign currency exchange contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Fund to establish a rate of exchange for a future point in time. A Fund may enter into forward foreign currency exchange contracts when deemed advisable by its Advisor under two circumstances:

First, when entering into a contract for the purchase or sale of a security, a Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar.

Second, a Fund may enter into such a contract when the Advisor anticipates that the foreign currency may decline substantially relative to the U.S. dollar, in order to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency. The Funds do not intend to enter into forward foreign currency exchange contracts under this second circumstance on a regular or continuing basis and will not do so if, as a result, a Fund will have more than 15% of the value of its total assets committed to such contracts at the time it enters into the contract.

With respect to any forward foreign currency exchange contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines in the value of the foreign currency, they also limit potential gains that might result from increases in the value of the foreign currency. The Funds will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currency and U.S. dollars.

A separate account of each Fund consisting of cash or liquid securities equal to the amount of the Fund’s assets that could be required to consummate any forward contracts entered into under the second circumstance, as set forth above, will be established with the Custodian. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund.

Futures Transactions. Interest-rate futures contracts create an obligation to purchase or sell specified amounts of debt securities on a specified future date. Although these contracts generally call for making or taking delivery of the underlying securities, the contracts are in most cases closed out before the maturity date by entering into an offsetting transaction which may result in a profit or loss. Securities index futures contracts are contracts to buy or sell units of a particular index of securities at a specified future date for an amount equal to the difference between the original contract purchase price and the price at the time the contract is closed out, which may be at maturity or through an earlier offsetting transaction.

Each purchase or sale of a futures contract involves no sale price or premium, unlike the purchase of a security or option. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, generally about 5% of the contract amount, must be deposited with the broker as “initial margin.” This “initial margin” represents a “good faith” deposit assuring the performance of both the purchaser and the seller under the futures contract. Subsequent “variation margin” payments must be made daily to and by the broker to reflect variations in the price of the futures contract. When the contract is settled or closed out by an offsetting transaction, a final determination is made of variation margin due to or from the broker. A nominal commission is also paid on each completed sale transaction.

These hedging transactions, if any, would involve brokerage costs and require a Fund to make margin deposits against its performance obligations under the contracts. The Fund may also be required to segregate assets in an amount equal to the value of instruments underlying its futures contracts, call options purchased and put options written; to otherwise “cover” its futures and options positions; or to limit these transactions so that they are backed to a level of 300 percent by total Fund assets.

The aggregate of initial margin deposits for futures contracts and related options and premiums paid for open futures options may not exceed five percent (5%) of the fair market value of each Fund’s assets at the time of deposit.

Options Transactions. A Fund may purchase or write put or call options on futures contracts, individual securities, currencies or stock indices to hedge against fluctuations in securities prices and currency exchange rates and to adjust its risk exposure relative to the benchmark. See “Investment Objective and Policies” in the prospectus.

The purchase or writing of put or call options would give the Fund, respectively, the right or obligation to sell or purchase the underlying futures contract or security at the stated exercise price any time before the option expires. The purchase or writing of put and call options on stock indices would give the Fund, respectively, the right or obligation to receive or pay a specified amount at any time prior to expiration of the option. The value of the option varies with aggregate price movements of the stocks reflected in the index. The Fund’s risk in purchasing an option, if the price of the underlying security or index moves adverse to the purchaser, is limited to the premium it pays for the option. If price movements are favorable, on the other hand, the option will increase in value and the Fund would benefit from sale or exercise of the option. As the writer of an option, the Fund would receive a premium. The premium would be a gain to the Fund if price movements in the underlying items are favorable to the writer and would reduce the loss if price movements are unfavorable. Any call options written by a Fund will be “covered”, i.e., backed by securities owned by the Fund. The writing of a covered call option tends to limit the Fund’s opportunity to profit from an increase in value of the underlying securities to the amount of the premium.

Each Fund may purchase options on exchanges and in over-the-counter markets to the extent the net value of such options owned by the Fund does not exceed five percent (5%) of that Fund’s net assets at the time of purchase. The Fund may write put options and covered call options on exchanges and in the over-the-counter markets. A call option gives the purchaser the right, until the option expires, to purchase the underlying futures contract, security or currency at the exercise price or, in the case of a stock index option, to receive a specified amount. A put option gives the purchaser the right, until the option expires, to sell the underlying futures contract, security or currency at the exercise price or, in the case of a stock index option, to pay a specified amount.

When a Fund writes an option, it receives a premium that it retains whether or not the option is exercised. By writing a call option, the Fund becomes obligated, either for a certain period of time or on a certain date, to sell the underlying futures contract, security or currency to the purchaser at the exercise price (or to pay a specified price with respect to an index option) if the option is exercised. At the time or during the period when the option may be exercised, the Fund risks losing any gain in the value of the underlying futures contract, security or currency or stock index over the exercise price. By writing a put option, the Fund becomes obligated either for a certain period of time or on a certain date, to purchase the underlying futures contract, security or currency at the exercise price, or to pay the specified price in connection with an index option, if the option is exercised. The Fund might, therefore, be obligated to purchase or make a payment for more than the current market price of the particular futures contract, security, currency or index option.

Each Fund writes only “covered” options on securities and currencies unless the Advisor determines that any uncovered options pose minimal risks to the Funds and their Shareholders. This means that so long as a Fund is obligated as the writer of a call option on a security or currency, it will own an equivalent amount of the underlying security, currency or liquid securities denominated, quoted in or currently convertible into such currency. The Fund will be considered “covered” with respect to a put option it writes if, so long as it is obligated as the writer of a put option, it deposits and maintains with the Custodian in a segregated account an amount of the underlying securities, currency or liquid securities denominated, quoted in, or currently convertible into such currency having a value equal to or greater than the exercise price of the option. There is no limitation on the amount of call options the Fund may write.

The writer of an option that wishes to terminate an obligation may in some cases be able to effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer’s position will be cancelled by the clearing corporation. However, a writer may not affect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate a position by effecting a “closing sale transaction.” This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be affected.

A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; a Fund will realize a loss from a closing transaction if the price of the transaction is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the value of the underlying security, futures contract, index option or currency, any loss in closing out a covered call option is likely to be offset in whole or in part by appreciation of the underlying collateral owned by the Fund.

Repurchase Agreements. A Fund may agree to purchase debt securities from financial institutions subject to the seller’s agreement to purchase them at an agreed upon time and price (repurchase agreements). The financial institutions with whom the Fund may enter into repurchase agreements will be banks, and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York’s list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Advisor. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The Fund’s resale price will be in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. Repurchase agreements may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements with a duration of more than one year.

A Fund will always receive, as collateral, securities whose market value including accrued interest is, and during the entire term of the agreement remains, equal to at least 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of a security which is the subject of a repurchase agreement, realization upon the collateral by the Fund may be delayed or limited. The Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligors under repurchase agreements, in accordance with the credit guidelines of the Trust’s Board of Trustees.

Yields and Ratings. The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue.

Obligations in which the Funds may invest may not necessarily be rated by a recognized rating agency. Investments will be made in such obligations only when they are deemed by the Advisor to meet the quality standards required by the Fund.

Ratings are described further in “Appendix A”

INVESTMENT RESTRICTIONS

“Fundamental” Investment Restrictions. Each Fund has adopted the following “fundamental” restrictions which, along with its investment objective, cannot be changed without approval by the holders of a majority of the Shares of beneficial interest in the Applicable Fund (“Fund Shares”). A majority is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund Shares present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities.

1. Each Fund may not issue senior securities or borrow money except, as permitted under the 1940 Act and as interpreted or modified from time to time.

Currently, subject to modification to conform to the 1940 Act as interpreted or modified from time to time, each Fund is permitted, consistent with the 1940 Act, to borrow, and pledge its Shares to secure such borrowing, provided, that immediately thereafter there is asset coverage of at least 300% for all borrowings by the Fund from a bank. The 1940 Act also permits a Fund to borrow for temporary purposes only in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan shall be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed. The Securities and Exchange Commission (the "SEC") has indicated, however, that certain types of transactions, which could be deemed “borrowings” (such as firm commitment agreements and reverse repurchase agreements), are permissible if a Fund “covers” the agreements by establishing and maintaining segregated accounts.

Currently, with respect to senior securities, the 1940 Act and regulatory interpretations of relevant provisions of the 1940 Act establish the following general limits, subject to modification to conform to the 1940 Act as interpreted or modified from time to time: Open-end registered investment companies such as the Funds are not permitted to issue any class of senior security or to sell any senior security of which they are the issuers. The Trust is, however, permitted to issue separate series of Shares (each Fund is a series of the Trust) and to divide those series into separate classes. Individual class and institutional class are separate classes. The Funds have no intention of issuing senior securities, except that the Trust has issued its Shares in separate series and may divide those series into classes of Shares. Collateral arrangements with respect to forward contracts, futures contracts or options, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

2. Each Fund may not make any investment that is inconsistent with its classification as a “diversified” investment company under the 1940 Act as interpreted or modified from time to time.

Currently, to remain classified as a “diversified” investment company under the 1940 Act, each Fund must conform with the following, subject to modification to conform to the 1940 Act as interpreted or modified from time to time: With respect to 75% of its total assets, a Fund may not invest more than 5% of the Fund’s total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to (1) a Fund’s assets represented by cash or cash equivalents, (2) investments in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and (3) shares of other investment companies.

3. Each Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, as interpreted or modified from time to time.

Currently, each Fund may not invest, subject to modification to conform to the 1940 Act as interpreted or modified from time to time, more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S.). This restriction shall not prevent the Fund from purchasing the securities of an issuer pursuant to the exercise of rights distributed to the Fund by the issuer, except that no such purchase may be made if, as a result, the Fund would no longer be a diversified investment company as defined in the 1940 Act and as interpreted or modified from time to time.

4. Each Fund may not engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities and as permitted under the 1940 Act as interpreted or modified from time to time.

5. Each Fund may not purchase or sell real estate including limited partnership interests (except that the Fund may invest in securities of companies which deal in real estate and securities secured by real estate or interests therein and the Fund reserves the right to hold and sell real estate acquired as a result of the Fund’s ownership of securities and except as otherwise permitted by the 1940 Act as modified or interpreted from time to time).

6. Each Fund may not purchase or sell commodities, except as permitted by the 1940 Act, as interpreted or modified from time to time.

Currently, each Fund is permitted to purchase or sell commodities as permitted by the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction. For purposes of this restriction, interest-rate, index and currency futures contracts options on such contracts and on stock indices and currencies, and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.

7. Each Fund may not make loans to other persons, except (i) loans of portfolio securities; (ii) to the extent that entry into repurchase agreements and the purchase of debt investment instruments or interests in indebtedness in accordance with a Fund’s investment objective and policies may be deemed to be loans; and, (iii) as otherwise permitted by the 1940 Act as interpreted and modified from time to time.

Currently, a Fund may lend portfolio securities to broker-dealers and other financial institutions, subject to modification to conform to the 1940 Act as interpreted or modified from time to time, in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Increases or decreases in the market value of a security lent will affect the Fund and its Shareholders.

“Non fundamental” Investment Restrictions. Each Fund has adopted the following additional “non-fundamental” restrictions that may be changed without stockholders’ approval, to the extent permitted by applicable law, regulation or regulatory policy:

1. Each Fund may not make short sales of securities, maintain short positions, except for short-term credits as are necessary for the clearance of transactions and in connection with transactions involving forward foreign currency exchange contracts, futures contracts and related options.

2. Each Fund may not invest more than 5% of its total assets (taken at market value at the time of the investment) in securities of unseasoned issuers which, including their predecessors, have been in operation for less than three years (except obligations issued or guaranteed by the U.S. Government, the applicable foreign governments or their agencies or instrumentalities)

3. Each Fund may not enter into a repurchase agreement not terminable within seven days if the total of such agreements would be more than 5% of the value of each Fund’s total assets at the time of the agreement.

4. Each Fund may not invest in securities of other investment companies (other than in connection with a merger, consolidation, reorganization or acquisition of assets) except to the extent permitted by the 1940 Act and related rules and regulatory interpretations, provided, nevertheless, in these instances when computing both the advisory fee and the Rule 12b-1 fee for the Global Fund, average daily net assets are reduced by Fund assets invested Australia/New Zealand, Japan Fund and the Real Estate Securities Fund.

5. Each Fund may not purchase or retain for the Fund the securities of any issuer if those officers and Trustees of the Trust, or directors and officers of the Advisor, who individually own more than 1% of the outstanding securities of such issuer, together own more than 5% of such outstanding securities.

6. Each Fund may not purchase from or sell to any of the officers and Trustees of the Trust, the Advisor, its principal underwriter or the officers and directors of the Advisor or principal underwriter, portfolio securities of the Fund.

7. Each Fund may not invest in oil, gas or other mineral leases or exploration or development programs (although it may purchase securities of issuers which own, sponsor or invest in such interests).

8. Each Fund can pledge, mortgage or hypothecate its asset for the purpose of securing a Board approved loan.

9. Each Fund may not purchase warrants of any issuer if, as a result, more than 2% of the value of the total assets of the Fund (taken at market value at the time of purchase) would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange, or more than 5% of the value of the total assets of the Fund (taken at market value at the time of purchase) would be invested in warrants. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

10. Each Fund may not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and in other illiquid securities

RISK FACTORS

Investing in Foreign Markets and Securities

Investments by United States investors in securities of foreign issuers involve risks not associated with their investments in securities of United States issuers. Since the Funds invest in securities denominated or quoted in foreign currencies, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between the foreign currencies and U.S. currency. Changes in currency exchange rates will influence values within the portfolio. Changes in currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to stockholders of the Funds. The foreign currencies of countries in which the Funds invest may not be fully exchangeable into United States dollars without legal restriction and may not trade on a floating basis against all major currencies. The rate of exchange between the United States currency and the foreign currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The Funds may enter into forward foreign currency exchange contracts as a hedge against possible variations in the exchange rates between the United States currency and the foreign currencies. Such contracts are agreements to purchase or sell a specified currency at a specified future date (up to a year) and price. A Fund’s dealings in currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. No Fund is obligated to enter into these contracts and there is no guarantee any such contracts will achieve the desired objective.

There may be less publicly available information about foreign issuers than about United States issuers, and foreign issuers may be subject to uniform accounting, auditing and financial reporting standards and requirements not as well defined or different from those of United States issuers.

While the foreign securities markets are growing, they have substantially less trading volume than United States markets, and, as a result, securities are generally less liquid and their prices more volatile than securities of comparable United States issuers.

Brokerage commissions and other transaction costs in foreign countries may be higher than in the United States. There is generally less government supervision and regulation of business and industry practices of exchanges, brokers and issuers in foreign countries than there is in the United States. Delays in settling securities transactions may occur. This may, at times, make it difficult for a Fund to liquidate a previously established securities position. Settlement delays may result in the Fund experiencing delays in the receipt of dividends and interest. The Funds will rely on the expertise of the Custodian to help reduce these delays.

Although foreign countries in which the Funds invest may have relatively stable and friendly governments, there is the possibility of imposition of restrictions on repatriation of Funds or other restrictions, expropriation of assets, confiscatory taxation, imposition of foreign withholding taxes, political or social instability or diplomatic developments which could affect investments.

The Funds’ investment flexibilities may be further limited by restrictions on percentage of ownership by the residents of a country that may be applicable under foreign country law or corporate charters with respect to certain companies. Additionally, certain rights offerings to shareholders of foreign companies in which the Funds may invest may not be made available to the Funds as a United States shareholder if such an offer to a United States investor would require registration with the SEC.

The operating expense ratio of the Funds can be expected to be higher than that of an investment company investing exclusively in securities of United States issuers since the expenses of the Funds (such as custodial, currency exchange, valuation and communications costs) are higher. Because of its emphasis on investments in foreign issuers, the Funds should be considered as a vehicle for diversification of investments and not as a balanced investment program.

Investments in foreign markets also subject the Funds to greater risk arising from managed currencies, higher inflation, less-developed capital markets and market economies, economic dependence on loans from international lending institution as well as foreign governments and institutions, less-developed systems of communication and transportation, the absence or the inadequacy of laws to protect investors and creditors, unstable governments and recently established less-developed economies emerging from total government control.

Investing in Emerging Markets. The Global Fund’s investments in foreign securities may be in developed countries or in countries considered by the Advisor to have developing or “emerging” markets. Such investments may involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for the Fund’s assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, the Fund may expand and further broaden the group of emerging markets in which it invests. Most emerging securities markets have substantially less volume and are subject to less governmental supervision than U.S. securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the U.S. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The Advisor believes that these characteristics may be expected to continue in the future.

Investing in Real Estate.

In addition to the foregoing risks, because the Real Estate Securities Fund concentrates its investments in the Real Estate Industries, that Fund will be subject to risks similar to those associated with the direct ownership of real estate, including: i) declines in the value of real estate, ii) risks related to general and local economic conditions, iii) dependency on management skill, iv) heavy cash flow dependency, v) possible lack of availability of mortgage funds, vi) overbuilding, vii) extended vacancies of properties, viii) increased competition, ix) increases in property taxes and operating expenses, x) changes in zoning laws, xi) losses due to costs resulting from the clean-up of environmental problems, xii) liability to third parties for damages resulting from environmental problems, xiii) casualty or condemnation losses, xiv) limitations on rents, xv) changes in neighborhood values and the appeal of properties to tenants, xvi) changes in interest rates and tax laws.

Investing in Real Estate Industries Companies. Investors also will be subject to certain risks associated with Real Estate Industries Companies. For example, the value of an investment in Real Estate Industries Companies that directly own real property may be affected by changes in the value of that property, while Real Estate Industries Companies that invest in mortgages and other debt instruments related to real estate may be affected by the quality of any credit extended. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If this happens, the Fund could lose money. Real Estate Industries Companies depend on management skills and generally may not be diversified. These Real Estate Industries Companies also are dependent on the income generated by the underlying properties to meet operating expenses, and they are subject to borrower default and to self-liquidation. In addition, some REITs possibly could fail to qualify for tax-free pass-through of income or to maintain their exemptions from registration under the 1940 Act.

The above factors also may adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

REITs, particularly REITs that invest in mortgages, are subject to interest rate risk. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans gradually will align themselves to reflect changes in market interest rates. This causes the value of these investments to fluctuate less dramatically in response to interest rate fluctuations than investments in fixed-rate obligations.

Special Considerations

The Japanese archipelago stretches along the northeastern coast of the Asian mainland, separated from it by the Sea of Japan. Japan is made up of four main islands - Hokkaido, Honshu, Shikoku and Kyushu - and some 3,900 smaller islands. The largest island is Honshu, which contains Japan’s major cities (Tokyo, Yokohama, Nagoya, Kyoto, Osaka and Kobe). New Zealand comprises two main narrow and mountainous islands, the North Island and the South Island, separated by Cook Strait, and a number of smaller outlying islands. The total land area is approximately 268,000 square kilometers. New Zealand has a cool temperate climate, strongly influenced by oceanographic factors. Japan and New Zealand have experienced earthquakes and tidal waves of varying degrees of severity, and the risks of such phenomena, and damage resulting therefrom, continue to exist. Japan also has one of the world’s highest population densities. A significant percentage of the total population of Japan is concentrated in the metropolitan areas of Tokyo, Osaka, and Nagoya. A natural disaster, including an earthquake or tidal wave, could have a significant negative impact on the countries in which the Funds invest, and, in time, on the price of the securities of companies located in such countries.

Japan has few natural resources and much of Japan’s economy is dependent upon international trade. The country is a leading exporter of industrial machinery and automobiles as well as industrial and consumer electronics. Consequently, Japan’s economy and export growth are impacted by economic development of its trading partners, particularly the United States and the developing nations in Southeast Asia. Domestic or foreign trade sanctions or other protectionist measures could adversely impact a number of economies in which the Funds invest.

The use of International Accounting Standards versus U.S. Generally Accepted Accounting Standards by some non-U.S. companies makes analysis of their financial performance more difficult for many U.S. investors.

Abusive Trading Policy

Frequent short-term purchases, redemptions or exchanges in Fund Shares (market timing or frequent trading activities) may result in a dilution in the value of Fund Shares for other Shareholders. Such activity may create transaction costs that are borne by all Shareholders, may disrupt the orderly management of the Funds’ portfolio investments, and may affect the Funds’ cost and performance for other Shareholders. The Funds’ Board of Trustees has adopted policies to discourage such activities and has approved procedures to implement those policies. The Funds seek to monitor trading activity in the Funds’ Shares and examine a number of factors to detect trading patterns in Fund Shares, including (but not limited to) the frequency, size and/or timing of investors’ transactions in Fund Shares.

Each Fund reserves the right to reject any purchase or exchange order or to limit, suspend, and/or permanently terminate, the right to purchase or exchange Shares or the telephone order privilege from any investor or group of investors for any reason, without prior notice, including, in particular, if the Fund believes the trading activity in the account(s) would be disruptive to the Fund. The Fund may consider the trading history of accounts under common ownership or control in this determination, among other factors.

The Funds seek to apply their policies and procedures consistently to all Shareholders. While the Funds seek to identify and restrict market timing or frequent trading activities, the Funds receive purchase and redemption orders through financial intermediaries, retirement plans and other combined account arrangements. The Funds cannot in every case monitor trading that may be facilitated by the use of intermediaries or by the use of combined or omnibus accounts at those intermediary firms. For these reasons, such activities in a Fund’s Shares may occur despite the Funds’ policies to discourage such activities. The Funds or their agent may request representations of compliance with the Funds’ market timing or frequent trading procedures from parties involved in the distribution of Fund Shares and administration of Shareholder accounts.

The Funds' abusive trading policies, in conjunction with the use of fair value pricing and application of the redemption fee, among other procedures, are intended to discourage such activities, although there can be no assurance that a Fund will eliminate such activities.

Taxation

Recent tax law changes lowering the tax rate on dividends in recognition of the double taxation of such income may result in higher tax burdens to the investors on income from a Fund’s investments than investments in domestic securities having only dividend income. Dividends on investments in foreign securities may not qualify for the lower tax rate applicable to dividends from domestic companies. Moreover, other types of income such as interest income and rental income through a Fund's investments in REITs do not enjoy the lower tax rate applicable to dividend income. The favorable rate per qualified dividend income is scheduled to expire after 2010.

General Commodities-Related Risk

Should a Fund invest in securities of companies involved in oil and gas or mining activities, such investments will involve a high degree of risk, including geological risks, environmental liabilities, governmental regulations, and other risks involved in exploration, mining, distribution of, and marketing oil, gas, and other minerals.

PORTFOLIO TURNOVER

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Each Fund generally invests in equity securities with the view to hold them long-term.  Each portfolio’s securities are generally evaluated on their long-term prospects.  The Fund may experience higher or lower turnover ratios in certain years.  Factors influencing portfolio turnover include, but are not limited to the following: rebalancing portfolio securities to take advantage of long-term opportunities and/or to reallocate between fixed income and equity securities; investing new Fund subscriptions; or selling securities to cover Fund redemptions.  Higher levels of portfolio activity by a Fund may result in higher transaction costs and/or more realized gains or losses, the impact of which is borne by the Fund’s Shareholders.

The portfolio turnover rates for each Fund as of the fiscal years ended October 31, 2007, 2006 and 2005 were:

	2007	2006	2005
Japan Fund	2%	50%	47%

Australia/New Zealand Fund	21%	20%	32%

Global Fund	12%	36%	33%

Real Estate Securities Fund	20%	8%	5%

MANAGEMENT OF THE FUNDS

OFFICERS’ AND TRUSTEES’ INFORMATION

The Trustees provide overall supervision of the affairs of the Funds. The Funds’ Trustees and Executive Officers, and their principal occupations for the last five years are listed below. Each Trustee and Executive Officer acts in that capacity for each Fund of the Trust. The address of each Trustee is c/o Commonwealth International Series Trust, 5847 San Felipe, Suite 850, Houston, Texas 77057. The term of office for each Trustee is until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Funds. Because the Funds do not hold an annual meeting of Shareholders, each Trustee will hold office for an indeterminate period.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address and Date of Birth	Position Held With the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During the Past 5 years	Number of Portfolios in the Fund Complex Overseen by Trustee[1]	Other Directorship held by Trustee
Robert Scharar[2] 5847 San Felipe Suite 850 Houston, TX 77057 8/18/48	Trustee and President	Indefinite/2000 to present	Investment Mgr. Attorney/CPA President, FCA Corp (investment advisor), 1975 to present	Four (4)	See Below[3]

Robert W. Silva 3435 Stelzer Road Columbus, OH 43219 8/15/66	Treasurer	Indefinite/2008 to present
Senior Vice President, Citi Fund Services Ohio, Inc. (formerly BISYS Fund Services Ohio, Inc.) (fund administrator), September, 2007 to present; Assistant Vice President, Citizens Advisers, Inc., May, 2002 to August, 2007
				N/A	N/A

Name, Address and Date of Birth	Position Held With the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During the Past 5 years	Number of Portfolios in the Fund Complex Overseen by Trustee[1]	Other Directorship held by Trustee
R. Jeffrey Young 380 Village Ridge Drive Powell, OH 43065 8/22/64	Vice President	Indefinite/2007 to present
Managing Director, PPC Portfolio Consultants, Inc. (investment advisor), December, 2007 to present; President, Kinwood Group, LLC (investment management consulting services), July, 2007 to present; Vice President, BISYS Fund Services Ohio, Inc. (fund administrator), October, 1993 to June, 2007
				N/A	N/A

Michael Wible 10 West Broad Street Columbus, OH 43215 9/15/62	Secretary	Indefinite/2006 to present	Partner, Thompson Hine LLP (law firm), February, 2004 to present; First Vice President and Counsel, Bank One Corporation, August, 1994 to January, 2004	N/A	N/A

Name, Address and Date of Birth	Position Held With the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During the Past 5 years	Number of Portfolios in the Fund Complex Overseen by Trustee[1]	Other Directorship held by Trustee
Bonnie Scott 5847 San Felipe Suite 850 Houston, TX 77057 8/24/49	Assistant Secretary	Indefinite/2003to present	Administrator & Project Coordinator, FCA Corp (investment advisor), 1998 to present	N/A	N/A

Stephen Fodo 5847 San Felipe Suite 850 Houston, TX 77057 9/14/42	Chief Compliance Officer	Indefinite/2004 to present
Chief Financial Officer, Organic Fuels Holdings, Inc., October, 2007 to present; Adjunct Professor, University of Phoenix, July 2003 to present; Advisory Director, Ingenero (engineering and operating services), January, 2002 to present; Managing Director, Morris Anderson and Associates (consulting services), August, 2003 to May, 2005; Independent Consultant, January, 2000 to present;
Partner, Tatum CFO Partners (consulting services), March, 2000 to May, 2003
				N/A	N/A

1 The "Fund Complex" consists of the Commonwealth International Series Trust.

2 Mr. Scharar is considered an “interested person” of the Fund as defined in the 1940 Act, as amended, because he is an officer of the Trust and an officer of the Trust’s investment adviser.

3 Mr. Scharar is also a director of the following companies:, Blantyre Hotels Corp., NICO Holdings Corp., Vintech Investors LLC, Africap LLC, FCA Investments Co., First Commonwealth Holdings Corp., First Commonwealth Mortgage Trust, Holly Mortgage Trust, Ivy Realty Trust, Scottsdale Canal Project LLC, and other closely held FCA Corp-advised entities and non FCA related entities

The following table provides information regarding each Trustee who is not an “interested person” of the Trust as defined in the 1940 Act ("Independent Trustees").

Name, Address and Date of Birth	Position Held With the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During the Past 5 years	Number of Portfolios in the Fund Complex Overseen by Trustee[1]	Other Directorship held by Trustee
John Akard, Jr. 1/13/66	Trustee	Indefinite/2000 to present	Owner, John Akard Jr. P.C. (and its predecessor) (law firm), 1996 to present; Of Counsel, Mason, Coplen & Banks, P.C. (law firm), 2000 to present	Four (4)	None
Kathleen Kelly 9/16/52	Trustee	Indefinite/2000 to present	Honorary Consul, New Zealand Consulate, 1995 to present; Owner, International Protocol Advisors (consulting services), August, 1992 to present	Four (4)	None

Jack Ewing 9/16/39	Chairman and Trustee	Indefinite/2000 to present
Adjunct Professor, University of Houston - Downtown, September, 2005 to present; Adjunct Professor, Cy Fair College, September, 2004 to present; Professor, University of Phoenix, September, 2001 to May, 2005
			Four (4)	None
1 The “Fund Complex” consists of the Commonwealth International Series Trust.

Board of Trustees

Trustee’s Responsibilities. The Board of Trustees’ primary responsibility is to represent the interests of each Fund’s Shareholders and to provide oversight of the management of each Fund. Currently, 75% of the Board is comprised of non-interested Trustees

The Trustees meet at least quarterly throughout the year to review the investment performance of each Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 2007, the Board of Trustees conducted six (6) meetings (including regular and special board meetings) to deal with Fund issues. Additionally, the Audit/Compliance Committee held four (4) meetings and the Governance, Nomination & Compensation Committee held three (3) meetings. Furthermore, the Independent Trustees reviewed the fees paid to the Advisor for investment advisory services and to other administrative and shareholder services. The Trustees have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. The Trustees are assisted by the Funds’ independent registered public accounting firm and other independent experts retained from time to time for various purposes. The Independent Trustees regularly meet privately with counsel and other experts.

Committees

The following table provides information regarding each Fund’s standing committees, including certain of each committee’s principal functions.

Name of Committee		Function of Committee	Members of the Committee	Number of Meeting in the Last Fiscal Year
Audit/ Compliance	1.	Directly responsible for the appointment, compensation and oversight of registered public accounting firms and such firms must report directly to the Audit/Compliance Committee.	John Akard, Jr. Kathleen Kelly Jack Ewing	4

	2.
Reviews the independence of such firm and the auditors assigned to the Fund; reviews scope of audit and internal controls; considers and reports to the Board on matters relating to the Fund’s accounting and financial reporting practices, reviews the methods, scope and result of the audits and audit fees charged.

	3.	Engages and determines the fee of counsel and other advisors as they determine necessary.

	4.
Establishes procedures for the receipt, retention and treatment of complaints received by the issuer regarding accounting, internal accounting controls, or auditing matters, and the confidential anonymous submission by employees of the Advisor and/or the Administrator of concerns of questionable accounting or auditing matters.

Governance, Nomination & Compensation	1.	Represent and assist the Board of Trustees in discharging its responsibility to oversee the composition of the board.	John Akard, Jr. Kathleen Kelly Jack Ewing	3

	2.	Assess whether it is in the best interest of the Funds’ Shareholders to increase or decrease the number of Trustees;

Name of Committee		Function of Committee	Members of the Committee	Number of Meeting in the Last Fiscal Year
	3.	Determine and assess the qualification of potential candidates, when it is determined that additional Trustees are warranted, and when there is a vacancy of one or more Trustees.

	4.	Evaluate potential candidates and recommend to the Board of Trustees or Shareholders a nominee to fill any such additional or vacant Trustee positions.

	5.	Review “best practices” in corporate governance and rule changes and developments regarding fund governance.

6.
Insure that any changes in Trustee composition complies with and all laws governing qualifications and number of Independent Trustees and the proportionality thereof to the Board as a whole, through the assistance of legal counsel; and,

	7.	Review Board compensation annually vis-à-vis best practices in the fund community

Trustee Fund Ownership:

The following sets forth ranges representing each Trustee’s beneficial ownership of Fund Shares as of December 31, 2007.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustee Robert W. Scharar	over $100,000 (each Fund)	over $100,000
Independent Trustees
Jack Ewing	$1-$10,000 (each Fund)	$1-$50,000
John Akard, Jr.	$1-$10,000 (each Fund)	$1-$50,000
Kathleen Kelly	$1-$10,000 (each Fund)	$1-$10,000

No Independent Trustee, or his or her immediate family members, owns a beneficial interest or is an owner of record in the Advisor or the distributor of the Funds, Foreside Distribution Services, L.P. (the "Distributor"); or (ii) is a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with, the Advisor or Distributor of the Funds.

Remuneration

Each Independent Trustee receives compensation from the Funds for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at Trustees’ educational seminars or conferences, service on industry or association committees, participation as a speaker at a Trustees’ conference or service on special Trustees task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

The following table shows the aggregate compensation received by each Independent Trustee from the Fund and from all of the Funds as a group for the most recent fiscal year.

JAPAN FUND

Name of Person / Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued As Part of Funds Expenses	Estimated Annual Benefits upon Retirement	Total Compensation From Fund and Fund Complex Paid To Trustees (*)

John Akard, Jr., Trustee	$4,020	$0	$0	$43,875 (1)

Kathleen Kelly, Trustee	$4,020	$0	$0	$43,875 (1)

Jack Ewing, Trustee	$4,593	$0	$0	$50,125 (1)
* Company does not pay deferred compensation.

(1) The “Fund Complex” consists of the Commonwealth International Series Trust, which is comprised of the Funds described in this Statement of Additional Information.

AUSTRALIA/NEW ZEALAND FUND

Name of Person / Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued As Part of Funds Expenses	Estimated Annual Benefits upon Retirement	Total Compensation From Fund and Fund Complex Paid To Trustees (*)

John Akard, Jr., Trustee	$19,593	$0	$0	$43,875 (1)

Kathleen Kelly, Trustee	$19,593	$0	$0	$43,875 (1)

Jack Ewing, Trustee	$22,383	$0	$0	$50,125 (1)
* Company does not pay deferred compensation.

(1) The “Fund Complex” consists of the Commonwealth International Series Trust, which is comprised of the Funds described in this Statement of Additional Information.

GLOBAL FUND

Name of Person / Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued As Part of Funds Expenses	Estimated Annual Benefits upon Retirement	Total Compensation From Fund and Fund Complex Paid To Trustees (*)

John Akard, Jr., Trustee	$12,829	$0	$0	$43,875 (1)

Kathleen Kelly, Trustee	$12,829	$0	$0	$43,875 (1)

Jack Ewing, Trustee	$14,659	$0	$0	$50,125 (1)
* Company does not pay deferred compensation.

(1) The “Fund Complex” consists of Commonwealth International Series Trust, which is comprised of the Funds described in this Statement of Additional Information.

REAL ESTATE SECURITIES FUND

Name of Person / Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued As Part of Funds Expenses	Estimated Annual Benefits upon Retirement	Total Compensation From Fund and Fund Complex Paid To Trustees (*)

John Akard, Jr., Trustee	$7,433	$0	$0	$43,875 (1)

Kathleen Kelly, Trustee	$7,433	$0	$0	$43,875 (1)

Jack Ewing, Trustee	$8,490	$0	$0	$50,125 (1)
* Company does not pay deferred compensation.

(1) The “Fund Complex” consists of the Commonwealth International Series Trust, which is comprised of the Funds described in this Statement of Additional Information.

Members of the Board of Trustees who are employees of the Advisor or its affiliates receive no direct compensation from the Funds, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by each Fund. However, directors, officers or employees of the Advisor or the Fund's administrator, Citi Fund Services Ohio, Inc. (the "Administrator") will be reimbursed for the travel expenses (or an appropriate portion thereof) relating to attendance at meetings of the Board of Trustees or any of its committees.

Portfolio Managers

The Advisor has provided the Trust with the following information regarding each portfolio manager identified in the prospectus. The table below lists the number of other accounts managed by each such portfolio manager as of October 31, 2007 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the table also lists the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below the table, the Advisor has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager’s management of the Funds' investments, on the one hand, and the investments of the other accounts, on the other. The Advisor has also provided a description of the structure of, and the method used to determine, the portfolio managers’ compensation as of October 31, 2007.

Accounts Managed

	Other Accounts Managed	Accounts with respect to which the advisory fee is based on the performance of the account		Accounts with respect to which the advisory fee is not based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Robert W. Scharar	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	2	$10,779,834
	Other Accounts	0	$0	222	$389,038,029

Wesley Yuhnke	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Carlos Rubio	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Ronald Manning	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Material Conflicts of Interest

Actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Funds and other accounts. The management of the Funds and other accounts may result in unequal time and attention being devoted to the Funds and other accounts. In addition, potential conflicts of interest may arise where another account has the same investment objective as one or more of the Funds, whereby a portfolio manager could favor one account over another. Further, a potential conflict could include a portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades. The portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. These potential conflicts of interest could create the appearance that a portfolio manager is favoring one investment vehicle over another. However, the Advisor is not aware of any material conflicts of interest that may arise in connection with the portfolio managers’ management of the portfolio and the investments of the other accounts included in the table above.

Compensation

The individuals involved in managing the Funds are compensated following the Advisor's compensation methodology, which applies to all employees. Employees receive a salary. Bonuses are given to an individual based on a number of qualitative and quantitative performance factors. These factors include performance versus individual goals and objectives, judgment, communications skills, innovation and teamwork, and the adviser’s profitability and revenues. Years of experience and level of responsibility also are factors in determining a potential bonus size. This bonus is not tied directly to the performance of the portfolio or the other accounts included in the table above, i.e., there is no performance bonus. All eligible employees receive health benefits and a retirement plan.

Security Ownership

The following table shows the dollar range of equity securities of the Funds beneficially owned by the Portfolio Managers as of October 31, 2007.

Portfolio Manager	Australia/ New Zealand Fund	Japan Fund	Global Fund	Real Estate Securities Fund
Robert W. Scharar	$100,001 - $500,000	$100,001 - $500,000	$100,001 - $500,000	$100,001 - $500,000
Wesley R. Yuhnke	none	none	$1 - $10,000	none
Carlos Rubio	none	none	none	none
Ronald Manning	none	none	none	none

CODE OF ETHICS

The Fund and the Advisor, Distributor and Administrator each have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act, as amended. These codes prohibit certain investments by their respective personnel subject to the codes in securities that may be purchased or held by the Fund. The Fund has also adopted a Code of Ethics for its Principal Executive Officers and Principal Financial Officers.

PROXY VOTING POLICIES

The Boards of Trustees of the Trust have reviewed and adopted a proxy voting policy (the “Fund Proxy Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Advisor. In the event of a conflict between the interest of Fund Shareholders and the Advisor, the Advisor will not exercise the delegated authority and will delegate such authority to the Chairman of the Audit/Compliance Committee. The Advisor shall make the economic best interest to Fund Shareholders its primary advisory consideration when voting proxies of the companies held in Fund accounts. The Advisor will vote, as a rule, only on matters which clearly have an economic impact and only when it is reasonably feasible to evaluate the proposal and cast an informed vote by the Advisor in accordance with the “Fund Proxy Policy”, found in it’s entirety in Appendix B.

In general, the Funds' Proxy Policy is designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those of its shareholders. The Advisor will generally vote with company management on matters related to corporate administration which are not expected to have a significant economic impact on the company or its shareholders and on matters regarding the domicile of the company. On any matter, the Advisor may take management’s proposals under advisement and will consider each matter in light of the guidelines set forth in the Funds' Proxy Policy.

The Advisor may abstain from voting from time to time where it determines the costs and time required or other factors associated with voting a proxy outweighs the benefits derived from exercising the right to vote. Any material changes to the proxy policies and procedures will be submitted to the Board of Trustees of the Trust for approval.

The Trust was required to file a Form N-PX, with its complete proxy voting record for the 12 months ended June 30. The Trust’s Form N-PX filing is available without charge, upon request, by calling the Funds’ Distributor’s toll-free number, (888) 345-1898, and at the SEC’s website at www.sec.gov.

INVESTMENT ADVISORY AGREEMENT

The Trust has entered into four separate Investment Advisory Agreements on behalf of its four separate Funds: the Japan Fund, the Australia/New Zealand Fund, the Global Fund and the Real Estate Securities Fund with the Advisor, dated August 25, 1997, November 25, 1991, March 1, 2002, and May 16, 2003, respectively (the “Advisory Agreement(s)”). The Advisor manages the investment of the Funds’ assets and places orders for the purchase and sale of their portfolio securities. In connection with its responsibilities, the Advisor provides the Funds with research, analysis, advice, and economic and statistical data and judgments involving individual investments, general economic conditions and trends, and long-range investment policy.

The Advisor is controlled by Robert W. Scharar, the President of the Funds and the principal stockholder of the Advisor’s parent company, First Commonwealth Holding Company.

Under the Advisory Agreements, each Fund pays to the Advisor as compensation for the services rendered by it a fee, calculated daily and payable monthly, equal to an annual rate of 0.75% of the average net assets of each Fund. During the fiscal years ended October 31, 2007, 2006 and 2005 the Funds paid investment advisory fees (net of reimbursement of advisory fees related to investment in affiliated Funds for fiscal year ended October 31, 2006 of $6,148 for the Australia/New Zealand Fund and $13,753 for the Japan Fund; and for the fiscal year ended October 31, 2007, of $6,444 for the Global Fund) as follows:

	JAPAN FUND	AUSTRALIA/ NEW ZEALAND FUND	GLOBAL FUND	REAL ESTATE SECURITIES FUND
October 31, 2007	$62,861	$305,235	$193,940	$115,829
October 31, 2006	$56,959	$303,443	$160,728	$100,976
October 31, 2005	$69,065	$380,039	$133,122	$77,603

The Advisory Agreements also provide that the Advisor shall not be liable to a Fund for any errors or losses unless such errors or losses result from willful misfeasance, bad faith, gross negligence or reckless disregard of the Advisor’s duties under the Advisory Agreement.

The Advisory Agreements for the Funds may be continued from year to year if specifically approved at least annually (a) by the Board of Trustees of the Trust or by vote of a majority of the Funds Shares and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreements provide that it shall terminate automatically in the event of its assignment (as such term is defined in the 1940 Act) and that it may be terminated without penalty by either party on 60 days written notice.

The Advisor shall not be required to pay any expenses of the Fund, other than those specifically allocated to the Advisor pursuant to the agreement. In particular, but without limiting the generality of the foregoing, the Advisor shall not be responsible, except to the extent of the reasonable compensation of the Fund’s employees that are Trustees, officers or employees of the Advisor whose services may be involved, for the following expenses of the Fund: organization and certain offering expenses of the Fund (including out-of-pocket expenses, but not including the Advisor's overhead and employee costs); fees payable to the Advisor and to any other expenses; interest expenses; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to the Fund in connection with membership in investment company trade organizations; cost of insurance relating to fidelity coverage for the Fund’s officers and employees, fees and expenses of the Administrator or of any custodial, sub custodian, transfer agent, registrar, or dividend disbursing agent of the Fund; payments to the Administrator for maintaining the Fund’s financial books and records; other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing Share certificates and, except as provided below, other expenses in connection with the issuance, offering, distribution or sale of securities issued by the Fund; expenses relating to investor and public relations; expenses of registering and qualifying Shares of the Fund for sale; freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund, or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices and dividends to Shareholders; costs of stationery; any litigation expenses; costs of Shareholders and other meetings; the compensation and all expenses (specifically including travel expenses relating to the Trust business) of Trustees, officers and employees of the Trust who are not interested persons of the Advisor or Administrator; and travel expenses (or an appropriate portion thereof) of Trustees and officers of the Trust who are Trustees, officers or employees of the Advisor or the Administrator to the extent that such expenses relate to attendance at meetings of the Board of Trustees of the Trust or any committees thereof or Advisors thereto.

The Advisor shall not be required to pay expenses of any activity which is primarily intended to result in sales of Shares of the Fund if and to the extent that (i) such expenses are assumed or required to be borne by the Fund’s Distributor or some other party, or (ii) the Trust on behalf of the Fund shall have adopted a plan in conformity with Rule 12b-1 under the 1940 Act providing that the Fund (or some other party) shall assume some or all of such expenses. The Advisor shall be required to pay such of the foregoing sales expenses as are not assumed or required to be paid by the Distributor or some other party or are not permitted to be paid by the Fund (or some other party) pursuant to such a plan.

ADMINISTRATIVE SERVICES

The Administrator, located at 3435 Stelzer Road, Columbus, Ohio 43219, serves as administrator and transfer agent for the Trust and also provides fund accounting services to the Trust pursuant to a Master Services Agreement dated as of November 1, 2006 (the “Master Services Agreement”). As administrator, the Administrator assists in supervising all operations of the Trust and has agreed to maintain office facilities; furnish statistical and research data, clerical, certain bookkeeping services and stationery and office supplies; prepare the periodic reports to the SEC on Form N-SAR or any replacement forms therefor; compile data for, assist the Trust or its designee in the preparation of, and file all of the Trust’s federal and state tax returns and required tax filings other than those required to be made by the Custodian; prepare compliance filings pursuant to state securities laws with the advice of the Trust’s counsel; assist to the extent requested by the Trust with the Trust’s preparation of its Annual and Semi-Annual Reports to Shareholders and its Registration Statement (on Form N-1A or any replacement therefor); compile data for, prepare and file timely Notices to the SEC required pursuant to Rule 24f-2 under the 1940 Act; keep and maintain the financial accounts and records of the Trust, including calculation of daily expense accruals; and generally assist in all aspects of the Trust’s operations. Prior to its acquisition by a subsidiary of Citigroup Inc. on August 1, 2007, the Administrator was known as BISYS Fund Services Ohio, Inc.

The Administrator also serves as transfer agent for the Trust pursuant to the Master Services Agreement. Pursuant to such agreement, the Administrator, as the transfer agent, among other things, performs the following services in connection with the Trust’s Shareholders of record: maintenance of Shareholder records for the Trust’s Shareholders of record; processing Shareholder purchase and redemption orders; processing transfers and exchanges of Shares of each Fund on the Shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of Shareholder reports and proxy solicitation materials.

In addition, the Administrator provides certain fund accounting services to the Trust pursuant to the Master Services Agreement. Under the Master Services Agreement, the Administrator maintains the accounting books and records for the Trust, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts; maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Trust, including calculation of the net asset value per Share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with the Custodian, affirmation to the Custodian of all portfolio trades and cash settlements, verification and reconciliation with the Custodian of all daily trade activity; provides certain reports; obtains dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for each Fund.

The Administrator receives a fee from the Trust for its services provided under the Master Services Agreement and expenses assumed pursuant to the Master Services Agreement that is calculated daily and paid periodically based upon the amount of each Fund’s average daily net assets, subject to an annual aggregate minimum of $350,000, subject to various adjustments. The Administrator also receives specific fees for individual services performed under the Agreement.

Unless sooner terminated as provided therein, the Master Services Agreement’s term expires on October 31, 2011 (the “Initial Term”). The Master Services Agreement thereafter shall be renewed automatically for successive one-year terms (“Rollover Periods”). The Agreement may be terminated only (i) upon written notice given by the non-renewing party to the other party at least 90 days prior to the end of the Initial Term or any Rollover Period, (ii) upon mutual agreement of parties to the Agreement, or (iii) for cause (as defined in the Agreement) by the party alleging cause on not less than 60 days notice.

The Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Master Services Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

Prior to November 1, 2006, administrative services were performed by Matrix Capital Group, Inc. (the “Prior Administrator”). The Prior Administrator was paid $20,000 per month plus certain expenses. The fee was allocated to the Funds based on the net assets of each Fund measured on a daily basis.

DISTRIBUTOR

The Distributor, located at 100 Summer Street, Boston, MA 02110, serves as the principal underwriter for each of the Fund's Shares pursuant to a Distribution Agreement dated as of August 1, 2007 (the "Distribution Agreement"). From February 26, 2007 to July 31, 2007, BISYS Fund Services, Limited Partnership (“BISYS”), located at 3435 Stelzer Road, Columbus, Ohio 43219, served as the principal underwriter of each of the Fund's Shares pursuant to a Distribution Agreement dated as of February 26, 2007. Prior to February 26, 2007, Matrix Capital Group, Inc. ("Matrix" and together with BISYS, the "Prior Distributors"), located at 335 Madison Avenue, 11th Floor, New York, NY 10017, acted as the principal underwriter.

Unless otherwise terminated, the Distribution Agreement will continue in effect for successive annual periods if, as to the Trust, such continuance is approved at least annually (i) by the Trust’s Board of Trustees or by the vote of a majority of the outstanding Shares of the Trust, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated in the event of any "assignment", as that term is defined in the 1940 Act. The Distributor is obligated to sell the Shares of the Funds on a best efforts basis only against purchase orders for the Shares. Shares of the Funds are offered to the public on a continuous basis.

The Distributor enters into selling agreements with intermediaries that solicit orders for the sale of Shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities. The Distributor receives annual compensation of $20,000 under the Distribution Agreement with the Trust. The Distributor has entered into a Distribution Services Agreement with the Advisor in connection with the Distributor’s services as distributor of the Trust pursuant to which the Advisor undertakes to pay the Distributor amounts owed to the Distributor under the terms of the Distribution Agreement to the extent that the Trust is not otherwise authorized to make such payments.

For the fiscal years ended October 31, 2007, 2006 and 2005, the Distributor and Prior Distributors received no underwriting commissions. For the fiscal year ended October 31, 2007, the Trust paid the Distributor, BISYS and Matrix the following amounts, respectively: $68,961.56, $151,107.49 and $1,666.67.

Each Fund has adopted, a Service and Distribution Plan (each a “Plan”) pursuant to Rule 12b-1 of the 1940 Act. Each Plan is a type of plan known as a "reimbursement" plan because payments are made by the Fund in connection with the reimbursement of certain expenditures made by the Distributor. The Plans permit each Fund to pay up to 0.35% of its average daily net assets to reimburse certain expenses in connection with the distribution of its Shares and provision of certain services to Shareholders. At this time, the Funds currently only pay out 0.25% under each Plan. Out of the foregoing amount, each Fund is permitted to pay up to an aggregate of 0.25% of its average daily net assets to reimburse for certain Shareholder services. As required by Rule 12b-1, each Fund’s Plan was approved by a vote of the Fund’s Board of Trustees, and by a vote of the Trustees who are not “interested persons” of the Fund as defined under the 1940 Act and have no direct or indirect interest in the operation of the Plan or any agreements related to the Plan (the “Plan Trustees”). As is also required by Rule 12b-1, the Board of Trustees reviews quarterly reports prepared on the amounts expended and the purposes for the expenditures. For the fiscal year ending October 31, 2007, the Funds paid 12b-1 fees relating to the following types of activities:

Australia/New Zealand Fund

Activity	Amount	Allocation
Advertising/Marketing	$1,175.91	1.48%
Printing and Mailing prospectus to potential investors	-	-
Compensation to Underwriter	-	-
Compensation to Broker-Dealers	$75,974.08	95.63%
Compensation to Sales Personnel	-	-
Interest, carrying, or other financing charges	-	-
Other	$2,300.00	2.89%

Japan Fund

Activity	Amount	Allocation
Advertising/Marketing	$204.51	0.78%
Printing and Mailing prospectus to potential investors	-	-
Compensation to Underwriter	-	-
Compensation to Broker-Dealers	$25,599.72	97.69%
Compensation to Sales Personnel	-	-
Interest, carrying, or other financing charges	-	-
Other	$400.00	1.53%

Global Fund

Activity	Amount	Allocation
Advertising/Marketing	$766.90	2.15%
Printing and Mailing prospectus to potential investors	-	-
Compensation to Underwriter	-	-
Compensation to Broker-Dealers	$33,484.12	93.66%
Compensation to Sales Personnel	-	-
Interest, carrying, or other financing charges	-	-
Other	$1,500.00	4.20%

Real Estate Securities Fund

Activity	Amount	Allocation
Advertising/Marketing	$409.01	1.26%
Printing and Mailing prospectus to potential investors	-	-
Compensation to Underwriter	-	-
Compensation to Broker-Dealers	$31,169.88	96.27%
Compensation to Sales Personnel	-	-
Interest, carrying, or other financing charges	-	-
Other	$800.00	2.47%

The Plan Trustees expect that each Plan will enhance each Fund’s ability to expand distribution of its Shares. It is also anticipated that an increase in the size of the Funds will facilitate more efficient portfolio management and assist each Fund in seeking to achieve its investment objective.

Each Plan and any related agreements may be terminated at any time by a vote of the Plan Trustees or by a vote of a majority of each Fund’s outstanding voting securities. As required by Rule 12b-1, selection and nomination of the Independent Trustees for the Trust is committed to the discretion of the Independent Trustees.

Any change in a Plan that would materially increase the distribution expenses of the Fund requires Shareholder approval, but otherwise, a Plan may be amended by the Plan Trustees, including a majority of the Independent Trustees.

Each Plan will continue in effect for successive one year periods provided that such continuance is specifically approved by a majority of the Plan Trustees, including a majority of the Independent Trustees. In compliance with the Rule, the Plan Trustees, in connection with both the adoption and continuance of each Plan, requested and evaluated information they thought necessary to make an informed determination of whether each Plan and any related agreements should be implemented, and they concluded, in the exercise of their reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that each Plan and the related agreements will benefit each Fund and its Shareholders.

The Distributor may enter into, from time to time, Agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of each Fund’s Shares including, but not limited to, those discussed above.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Advisor is responsible for decisions to buy and sell securities for each Fund and for the placement of its portfolio business and the negotiation of the commissions paid on such transactions. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained by using a broker. Except to the extent that a Fund may pay higher brokerage commissions for brokerage and research services (as described below) on a portion of its transactions executed on securities exchanges, the Advisor seeks the best security price at the most favorable commission rate. In selecting dealers and in negotiating commissions, the Advisor considers the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms that also provide research services to the Fund or the Advisor.

Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”) permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

The Trust’s Board of Trustees has authorized the Advisor to cause each Fund to incur brokerage commissions in an amount higher than the lowest available rate in return for research services provided to the Advisor that provide lawful and appropriate assistance to the Advisor in the performance of its decision-making responsibilities. The Advisor is of the opinion that the continued receipt of supplemental investment research services from dealers is essential to its provision of high quality portfolio management services to the Funds. The Advisor undertakes that such higher commissions will not be paid by a Fund unless (a) the Advisor determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Advisor’s overall responsibilities with respect to the accounts as to which it exercises investment discretion, (b) such payment is made in compliance with the provisions of Section 28(e) and other applicable State and Federal laws and regulations, and (c) in the opinion of the Advisor, the total commissions paid by each Fund are reasonable in relation to the expected benefits to each Fund over the long term. The investment advisory fee paid by each Fund under the Advisory Agreements is not reduced as a result of the Advisor’s receipt of research services.

The Advisor may not give consideration to sales of Shares of the Funds as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Advisor may place Fund transactions with brokers or dealers that promote or sell each Fund’s Shares so long as such placements are made pursuant to policies approved by the Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

The Advisor places portfolio transactions for other advisory accounts. Research services furnished by firms through which a Fund effects its securities transactions may be used by the Advisor in servicing all of its accounts; not all of such services may be used by the Advisor in connection with the Fund. In the opinion of the Advisor, the benefits from research services to each of the accounts (including the Funds) managed by the Advisor cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the Advisor, such costs to a Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.

The Advisor seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to a Fund. In making such allocations among a Fund and other advisory accounts, the main factors considered by the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

During the fiscal years ended October 31, 2007, 2006 and 2005, the Funds paid the following brokerage commissions on portfolio trades:

Fund	2007	2006	2005
Australia/New Zealand Fund	$41,388	$78,812	$98,175
Japan Fund	$1,120	$16,398	$20,903
Global Fund	$6,772	$19,826	$34,497
Real Estate Securities Fund	$6,214	$3,272	$10,980

POLICY AND PROCEDURES FOR DISSEMINATION OF PORTFOLIO HOLDINGS

It is the policy of the Funds and their affiliates not to disclose portfolio holdings before such information is publicly disclosed to any outside parties, including individual investors, institutional investors, intermediaries, third party service providers to the Funds, rating and ranking organizations, and affiliated persons of the Funds, unless such disclosure is consistent with a Fund’s legitimate business purpose and the recipients are subject to a duty of confidentiality. The Funds have determined that disclosure is only permissible: (i) as required by law; (ii) to certain mutual fund rating and ranking organizations; and, (iii) to certain third party service providers to the Funds with a specific business reason to know the portfolio holdings of the Funds.

Officers of the Trust may authorize disclosure of the Funds’ portfolio securities in accordance with this policy only to mutual fund rating and ranking organizations, such as Lipper or Morningstar, or to certain third party service providers of the Funds, such as the Custodian, Administrator and the Funds’ financial printer. The Trust’s Board has reviewed this policy and has designated the Trust’s chief compliance officer to be responsible for monitoring compliance with the policy. In consultation with the chief compliance officer, the Board reviews the Funds’ portfolio holdings disclosure policy and procedures annually to determine their effectiveness and to adopt changes as necessary.

Neither the Fund nor any affiliate may receive any compensation or consideration for the disclosure of the portfolio holdings, although usual and customary compensation may be paid in connection with a service delivered, such as custodial services.

Pursuant to the Custodian Agreement between the Trust and the Custodian, each Fund employs the Custodian as the custodian of its assets. The Custodian creates and maintains all records relating to each Fund’s activities and supplies each Fund with a daily tabulation of the securities it owns and that are held by the Custodian. Pursuant to the Custodian Agreement, the Custodian agrees it receives reasonable compensation for its services and expenses as custodian.

Following authorization by an officer of the Trust, the legal and compliance department of the Advisor or the Funds’ chief compliance officer must approve the disclosure of the Fund’s portfolio holdings to ensure that the disclosure is in the best interest of Fund Shareholders and that no conflict of interest exists between the Shareholders and the Funds or the Advisor.

HOW TO BUY AND REDEEM SHARES

Shares of the Funds are sold in a continuous offering without a sales charge and may be purchased on any business day through authorized dealers, including the Distributor. Certain broker-dealers assist their clients in the purchase of Shares from the Distributor and charge a fee for this service in addition to a Fund’s public offering price.

After an order is received by the Distributor, Shares will be credited to a stockholder’s account at the net asset value next computed after an order is received. See “Determination of Net Asset Value”. Initial purchases must be at least $200.00; however, this requirement may be waived by the Distributor for plans involving continuing investments. There is no minimum for subsequent purchases of Shares. No stock certificates representing Shares purchased will be issued. The Funds’ management reserves the right to reject any purchase order if, in its opinion, it is in a Fund’s best interest to do so. See “Buying and Selling Shares” in the prospectus.

Generally, Shareholders may require the Fund to redeem their Shares by sending a written request, signed by the record owner(s), to the Commonwealth (Japan) (Australia/New Zealand) (Global) (Real Estate Securities) Fund at the following address:

Commonwealth International Series Trust
PO Box 182608
Columbus, OH 43218-2608

In addition, certain expedited redemption methods are available. Accounts having a balance of less than $200.00 may be redeemed by a Fund in its sole discretion. (See “Buying and Selling Shares” in the prospectus.)

DETERMINATION OF NET ASSET VALUE

The purchase and redemption price of the Shares of each Fund is each Fund’s Net Asset Value ("NAV") per Share determined after your order is received by the Fund. Unless a redemption fee is applied, the Fund pays you the full Share price when you sell Shares. The Funds impose a redemption fee on sales of Shares held seven (7) calendar days or less. See the “Redemption Fees” section for more information. In the case of Shares purchased or sold through intermediaries, such intermediary may charge fees that are in addition to those described in this prospectus.

The NAV of the Fund is determined once daily, normally at the close of business of the New York Stock Exchange ("NYSE"), generally 4:00 p.m. Eastern time, and reflects the fair value of the Fund’s aggregate assets less its liabilities. On occasion, the NYSE closes before 4:00 p.m. Eastern time. When that happens, purchase orders received after the NYSE closes will be effective the following business day. Assets and liabilities denominated in foreign currencies are translated into U.S. currency using an exchange rate obtained from an independent third party. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

Each Fund’s assets are valued primarily on the basis of market quotations or official closing prices or, if there is no recent last sales price available, at the last current bid quotation. Equity securities that are traded on the NASDAQ National Market System, for which quotations are readily available, are valued at the official closing price. If the Funds determine that market quotations or official closing prices are not readily available or do not accurately reflect the fair value for a security, the fair value of the security or securities will be determined in accordance with procedures established by the Board of Trustees. These procedures generally provide for using prices provided by an independent fair value service.

Debt securities are priced either by using a market quotation or an independent pricing service. The pricing service may use a pricing model. Generally, debt instruments with maturities of less than 60 days (short-term debt) are valued at amortized cost

With respect to any portion of a Fund’s assets that is invested in one or more open-end investment management companies that are registered under the 1940 Act, the Fund’s net asset value is calculated based upon the net asset values of the registered open-end management investment companies in which the Fund invests. These Funds’ prospectuses explain the circumstances under which the Funds may use fair value pricing and the effects of using fair value pricing.

Fair Value Pricing. The assets of the Fund are valued at fair value as determined in good faith by or under the direction of the Board of Trustees The Board of Trustees has delegated the responsibility of making fair value determinations to the Advisor, subject to the Funds’ pricing policies. When pricing determinations are made, when no market quotations are available or when market quotations have become unreliable, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. All fair value determinations are made subject to the Board’s oversight.

Events affecting the value of foreign securities or instruments occur between the time at which they are determined and the close of trading on the NYSE. Such events would not normally be reflected in the calculation of a Fund’s NAV on that day. If events that materially affect the value of a Fund’s foreign investments occur during such period, the investments will be valued at their fair value as described above.

Redemption Fees. Redemption Fee Assessment. A short-term trading redemption fee will be imposed (subject to limited exceptions described herein) on any Fund Shares that are sold (by redemption, whether voluntary or involuntary, or exchange) within seven (7) calendar days of their purchase.  This redemption fee will equal 2.00% of the amount sold. Shares held for the longest period of time will be treated as being sold first and Shares held for the shortest period of time as being sold last.   This fee is calculated on the value of the Shares being sold and will be collected (subject to limited exceptions described herein) by deduction from the sale proceeds or, if assessed after the sale transaction, by billing you.

Unlike a sales charge or load paid to a broker or fund management company, this redemption fee is paid to the Fund.  The fee is paid to the Fund to offset costs associated with short-term trading, such as portfolio transaction and administrative costs.  Based on the frequency of redemption fees assessed against your account in the Fund and/or in your other Funds' accounts, the Advisor or transfer agent may, in its sole discretion, determine that your trading activity is detrimental to the Funds, as described in the Funds’ “Abusive Trading Policy” section, and elect to reject or limit the amount, number, frequency or method available to you for requesting future (i) purchases into Funds and/or (ii) exchanges or redemptions out of the Funds.

Redemptions Through Financial Intermediaries. As an investor in the Funds you are  subject to the 2.00% short-term trading redemption fee whether you are investing directly through the Distributor or you are investing in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, or an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan or a 529 college savings plan that maintains an Omnibus Account with the Fund for trading on behalf of its customers or Participants.

Waiver/Exceptions/Changes. The Funds will waive the fee on redemptions of:  (i) Shares acquired by reinvestment of dividends or other distributions of the Funds; (ii) Shares held in an account of certain qualified retirement plans; and (iii) in special circumstances, if the Administrator determines that imposition of the fee would be inequitable or not in the best interests of the Fund’s Shareholders.

Limitations on Collection. The Funds may have limitations in their ability to assess or collect the redemption fee on all Shares redeemed by Fund investors serviced by financial intermediaries on behalf of their customers.   There are no assurances that the Funds will successfully identify all Shareholders of intermediaries or that intermediaries will properly assess redemption fees.  For example, where a financial intermediary is not able or willing to determine if the redemption fee applies and/or is not able to assess or collect the fee, or omits to collect the fee at the time of redemption, the Funds may not be able to recover the redemption fees. Further, if Fund Shares are redeemed by a financial intermediary at the direction of its customer(s), the Funds may not know: (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.

TAXES

The following discussion summarizes certain U.S. Federal tax considerations incident to an investment in the Funds. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Funds and their investors (including investors owning large positions in any Fund). The discussion set forth herein does not constitute tax advice. Investors are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund. Moreover, investors are cautioned that changes may occur which will render the discussion below inaccurate or incomplete.

Each Fund intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Qualification and election to be taxed as a regulated investment company involves no supervision of management or investment policies or practices by any government agency.

To qualify as a regulated investment company, each Fund must, among other things: (1) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such shares, securities or currencies and (ii) net income derived from an interest in a qualified publicly traded partnership; (2) diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies ("RICs")), the securities (other than the securities of other RICs) of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (3) distribute in each taxable year at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, certain foreign currency gains and net short-term capital gains in excess of net long-term capital losses).

The Treasury Department is authorized to issue regulations to provide that foreign currency gains that are not directly related to a Fund’s principal business of investing in stock or securities (or options and futures with respect to stock or securities) may be excluded from the income which qualifies for purposes of the 90% gross income requirement described above.

As a regulated investment company, a Fund generally will not be subject to Federal income tax on its investment company taxable income and net capital gains (net long-term capital gains in excess of net short-term capital losses), if any, that it distributes to stockholders. Each Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and net capital gains.

A Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies (“PFIC(s)”). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an “excess distribution” received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. Each Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund’s holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to stockholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election would involve marking-to-market the Fund’s PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net marking-to-market gains included in income in prior years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to stockholders, and which will be taxed to stockholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

Certain of the debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

Amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the tax, each Fund must distribute during each calendar year an amount equal to the sum of: (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year; (2) at least 98% of its capital gains in excess of its capital losses for the twelve month period ending on October 31 of the calendar year (reduced by certain net operating losses, as prescribed by the Code); and (3) all ordinary income and capital gain net income from previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November or December of that year to stockholders on a record date in such a month and paid by the Fund during January of the following calendar year. Such a distribution will be taxable to stockholders in the calendar year in which it is declared, rather than the calendar year in which it is received. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

If a Fund retains net capital gains for reinvestment (although it has no plans to do so), the Fund may elect to treat such amounts as having been distributed to its stockholders. As a result, the stockholders would be subject to tax on undistributed net capital gains, would be able to claim their proportionate share of the Federal income taxes paid by the Fund on such gains as a credit against their own Federal income tax liabilities, and would be entitled to an increase in their basis in their Fund Shares.

Distributions. Dividends paid out of a Fund’s dividend, interest or other non-capital gains investment income, whether received in cash or reinvested in Fund Shares, will be taxable to a stockholder as dividend or ordinary income. Such distributions (if designated by the Fund) may qualify (provided holding period and certain other requirements are met) (i) for the dividends received deduction in the case of corporate Shareholders (treated as received from a non-20% owned corporation) to the extent that the Fund’s income consists of dividend income from U.S. corporations, excluding distributions from Code section 501 tax-exempt organizations, exempt farmers’ cooperatives or REITs and (ii) in the case of individual Shareholders (generally effective for taxable years beginning on or before December 31, 2010) as qualified dividend income eligible to be taxed at the reduced maximum rate of generally 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive income tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation generally excludes any foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company. Distributions made to you from an excess of net long-term capital gain over net short-term capital losses (capital gain dividends), including capital gain dividends credited to you but retained by the Fund, are taxable to you as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time you have owned Fund Shares. The maximum tax rate on capital gain dividends received by individuals is generally 15% (5% for individuals in lower brackets) for such gain realized before January 1, 2011.

All distributions are taxable to stockholders whether reinvested in additional Shares of a Fund or received in cash. Stockholders receiving distributions in the form of additional Shares will have a cost basis for Federal income tax purposes in each Share received equal to the net asset value of a Share of the Fund on the reinvestment date. Shareholders will be notified annually as to the Federal tax status of distributions paid to them by each Fund.

Distributions by a Fund reduce the net asset value of the Fund Shares. Should a distribution reduce the net asset value below a stockholder’s cost basis, the distribution nevertheless would be taxable to the stockholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying Shares just prior to a distribution by a Fund. The price of Shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

Options, Futures and Forward Foreign Currency Contract Transactions. Many of the options, futures and forward foreign currency contracts that may be entered into by the Funds will be classified as “section 1256 contracts.” Generally, gains or losses on section 1256 contracts are considered to be 60% long-term and 40% short-term capital gains or losses (“60/40”); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is generally treated as 60/40 gain or loss.

Generally, the transactions involving options, futures and forward foreign currency contracts that may be undertaken by a Fund may result in “straddles” for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of transactions in options, futures and forward foreign currency contracts are not entirely clear. These transactions may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to Shareholders.

The Funds may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the effected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to defer the recognition of losses and/or accelerate the recognition of gains or losses from the effected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to Shareholders, and which will be taxed to Shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

Foreign Currency Gains and Losses. Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward foreign currency contracts and forward contracts with respect to debt securities, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its Shareholders as ordinary income.

Foreign Taxes. Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Under the current income tax treaty between the United States and Japan, Australia and New Zealand, the withholding tax imposed by Japan, Australia and New Zealand on dividends from Australia and New Zealand sources is generally 15% and from Japan sources is generally 10%, and the withholding tax on interest from Japan, Australia and New Zealand sources is generally 10%. It is impossible to determine the rate of foreign tax in advance, since the amount of a Fund’s assets to be invested in various countries is not known.

If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass-through” to the Fund’s Shareholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a Shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign income and similar taxes paid by the Fund, and generally will be entitled either to deduct (as an itemized deduction) his pro rata share of such foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his Federal income tax liability. Each Shareholder will be notified within 60 days after the close of each Fund’s taxable year whether the Fund has elected to “pass-through” its foreign taxes for that year and, if so, the relevant amounts of foreign tax and foreign source income to be taken into account by the Shareholder. It cannot be determined in advance whether a Fund will be eligible to make the foreign tax pass-through election. If the Fund is ineligible to do so, the foreign income and similar taxes incurred by it generally will reduce the Fund’s investment company taxable income that is distributable to Shareholders.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. Federal income tax attributable to his total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to its Shareholders. With respect to a Fund, gains from the sale of securities generally will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income and other income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of foreign taxes paid by a Fund. The foreign tax credit may offset only 90% of the alternative minimum tax (prior to reduction for the “regular” tax liability for the year) imposed on corporations and individuals. In addition, foreign taxes may not be deducted by a Shareholder that is an individual in computing alternative minimum taxable income.

The foregoing is a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each Shareholder, Shareholders are advised to consult their own tax advisors.

Disposition of Shares. Upon a taxable disposition (for example, a redemption) of Fund Shares, a Shareholder may realize a taxable gain or loss, depending upon his basis in his Shares. That gain or loss will be a capital gain or loss if the Shares are capital assets in the Shareholder’s hands, and generally will be long-term or short-term depending upon the Shareholder’s holding period for the Shares. Any loss realized by a Shareholder on a disposition of Fund Shares held by the Shareholder for six (6) months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the Shareholder with respect to such Shares. Any loss realized on a disposition will be disallowed to the extent the Shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Shares. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss.

Under certain circumstances, any charge incurred in acquiring Shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those Shares. This rule applies where Shares of the Fund are exchanged within 90 days after the date they were purchased and new Shares of a Commonwealth Fund or another regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the Shares exchanged all or a portion of the sales charge incurred in acquiring those Shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired Shares is reduced as a result of having incurred a sales charge initially. The portion of the sales charge not allowed by this rule will be treated as a sales charge for the new Shares. No charges are presently involved in the acquisition of any of the Shares of the Funds.

Backup Withholding. A Fund may be required to withhold Federal income tax at the rate of 28% of all taxable distributions from the Fund and of gross proceeds from the redemption of the Fund Shares payable to Shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate Shareholders and certain other Shareholders specified in the Code generally are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the Shareholder’s Federal income tax liability.

Foreign Shareholders - U.S. Federal Income Taxation. U.S. Federal income taxation of a Shareholder who, as to the United States, is a non-resident alien individual, a foreign trust or estate, a foreign corporation, or a foreign partnership (a foreign Shareholder) depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such Shareholder, as discussed generally below. Special U.S. Federal income tax rules that differ from those described below may apply to foreign persons who invest in the Fund. For example, the tax consequences to a foreign Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described below. Foreign Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Foreign Shareholders - Income Not Effectively Connected. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by the Shareholder, distributions of investment company taxable income generally will be subject to a U.S. Federal withholding tax of 30% (or lower treaty rate) on the gross amount of the distribution. Foreign Shareholders may also be subject to the U.S. Federal withholding tax on the income resulting from any election by the Fund to treat foreign taxes paid by it as paid by its Shareholders, but foreign Shareholders will not be able to claim a credit or deduction for the foreign taxes treated as having been paid by them.

Distributions of net capital gains, if any, designated by a Fund as capital gain dividends (as well as amounts retained by the Fund which are designated as undistributed capital gains) and gain realized upon a disposition of Fund Shares generally will not be subject to U.S. Federal income tax unless the foreign Shareholder is a non-resident alien individual and is physically present in the United States for more than 182 days during the taxable year. However, this rule only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year generally is treated as a resident for U.S. Federal income tax purposes and is taxable on his worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. Federal withholding tax. In the case of certain foreign Shareholders, a Fund may be required to withhold U.S. Federal income tax at a rate of 31% of distributions of net capital gains and of the gross proceeds from a redemption of Fund Shares unless the Shareholder furnishes the Fund with certifications regarding the Shareholder’s foreign status. See “Backup Withholding.”

Foreign Shareholders - Income Effectively Connected. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign Shareholder, then all distributions and any gains realized upon the disposition of Fund Shares will be subject to U.S. Federal income tax at the graduated rates applicable to U.S. citizens and domestic corporations. Foreign Shareholders that are corporations may also be subject to the branch profits tax.

Foreign Shareholders - Estate Tax. Foreign individuals generally are subject to U.S. Federal estate tax on their U.S. situs property, such as Shares of the Funds, that they own at the time of their death. Certain credits against such tax and relief under applicable tax treaties may be available.

Other Taxes. Distributions and redemption proceeds with respect to the Funds also may be subject to state, local and foreign taxes, depending upon each Shareholder’s particular situation. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Funds.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Funds’ fundamental policies or the terms of the management agreement with the Advisor. The following tables set forth information concerning such persons that, to the knowledge of the Trust’s Board of Trustees, owned, of record or beneficially, at least five percent of a Fund’s Shares as of February 1, 2008:

JAPAN FUND
Name and Address	Percent of Ownership	Nature of Ownership
Citigroup Global Markets Inc. 333 West 34th Street, 7th Floor New York, NY 10001	20.44%	Record

National Financial Services LLC 200 Liberty Street One World Financial Center New York, NY 10281	9.57%	Record

Charles Schwab & Co., Inc. 101 Montgomery Street MS:SF101MONT-22-241 San Francisco, CA 94104	7.80%	Record

Citigroup Global Markets Inc. 333 West 34th Street, 7th Floor New York, NY 10001	5.17%	Record

Citigroup Global Markets Inc. 333 West 34th Street, 7th Floor New York, NY 10001	5.11%	Record

AUSTRALIA/NEW ZEALAND FUND
Name and Address	Percent of Ownership	Nature of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street MS:SF101MONT-22-241 San Francisco, CA 94104	29.05%	Record

National Financial Services LLC 200 Liberty Street One World Financial Center New York, NY 10281	7.60%	Record

Citigroup Global Markets Inc. 333 West 34th Street, 7th Floor New York, NY 10001	5.03%	Record

GLOBAL FUND
Name and Address	Percent of Ownership	Nature of Ownership
Citigroup Global Markets Inc. 333 West 34th Street, 7th Floor New York, NY 10001	13.87%	Record

Citigroup Global Markets Inc. 333 West 34th Street, 7th Floor New York, NY 10001	11.97%	Record

Citigroup Global Markets Inc. 333 West 34th Street, 7th Floor New York, NY 10001	10.23%	Record

Charles Schwab & Co., Inc. 101 Montgomery Street MS:SF101MONT-22-241 San Francisco, CA 94104	9.93%	Record

Citigroup Global Markets Inc. 333 West 34th Street, 7th Floor New York, NY 10001	6.65%	Record

REAL ESTATE SECURITIES FUND
Name and Address	Percent of Ownership	Nature of Ownership
Citigroup Global Markets Inc. 333 West 34th Street, 7th Floor New York, NY 10001	23.43%	Record

Citigroup Global Markets Inc. 333 West 34th Street, 7th Floor New York, NY 10001	7.05%	Record

Charles Schwab & Co., Inc. 101 Montgomery Street MS:SF101MONT-22-241 San Francisco, CA 94104	6.88%	Record

Citigroup Global Markets Inc. 333 West 34th Street, 7th Floor New York, NY 10001	5.08%	Record

As of February 1, 2008, the Trustees and Officers of the Trust owned approximately 1.8% of the Japan Fund’s Shares; approximately 1.4% of the Real Estate Securities Fund’s Shares; approximately 1.1% of the Global Fund’s Shares; and less than one percent of the Australia/New Zealand Fund’s Shares.

OTHER INFORMATION

Custody of Assets. All securities owned by each Fund and cash from the sale of securities in the Funds' investment portfolios are held by the Custodian, 38 Fountain Square, Cincinnati, Ohio 45263.

Shareholder Reports. Semi-annual reports are furnished to Shareholders, and annually the financial statements in such reports are audited by the independent registered public accounting firm.

Independent Registered Public Accounting Firm. Briggs, Bunting & Dougherty, LLP, Two Penn Center Plaza, Suite 820, Philadelphia, PA 19102-1732, the independent accountants for the Funds, perform annual audits of each Fund’s financial statements.

Legal Counsel. Blackwell Sanders LLP, 4801 Main Street, Kansas City, MO 64112, is legal counsel to the Trust.

Transfer and Shareholder Servicing Agent. The Funds’ transfer and shareholder servicing agent is Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219.

APPENDIX A

RATING DEFINITIONS

(Standard & Poor’s / Moody's Investors Service)

LONG-TERM RATINGS
STANDARD & POOR’S® RATINGS SERVICES. The following summarizes the ratings used by Standard & Poor’s® Ratings Services (“S&P”), a division of McGraw-Hill Companies, Inc., for bonds.
AAA - An obligor rated ‘AAA’ has extremely strong capacity to meet its financial commitments. ‘AAA’ is the highest issuer credit rating assigned by S&P.
AA - An obligor rated ‘AA’ has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.
A - An obligor rated ‘A’ has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.
BBB - An obligor rated ‘BBB’ has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.
BB, B, CCC, and CC - Obligors rated ‘BB’, ‘B’, ‘CCC’, and ‘CC’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘CC’ the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB - An obligor rated ‘BB’ is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments.
B - An obligor rated ‘B’ is more vulnerable than the obligors rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments.
CCC - An obligor rated ‘CCC’ is currently vulnerable, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.
CC - An obligor rated ‘CC’ is currently highly vulnerable.
To provide more detailed indications of credit quality, the ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
SD and D - An obligor rated ‘SD’ (selective default) or ‘D’ has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A ‘D’ rating is assigned when S&P believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when S&P believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.
MOODY’S® INVESTORS SERVICE, INC. The following summarizes the ratings used by Moody’s Investors Service, Inc. (“Moody’s”) for fixed-income obligations with an original maturity of one year or more.
Aaa - Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa - Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A - Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa - Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba - Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B - Obligations rated B are considered speculative and are subject to high credit risk.

Caa - Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca - Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C - Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
The Advisor considers ratings of BBB- and above as Investment-Grade securities.
SHORT-TERM RATINGS
A-1 - An obligor rated ‘A-1’ has strong capacity to meet its financial commitments. It is rated in the highest category by S&P. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.
A-2 - An obligor rated ‘A-2’ has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.
A-3 - An obligor rated ‘A-3’ has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.
B - An obligor rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
B-1: Obligors with a ‘B-1’ short-term rating have a relatively stronger capacity to meet their financial commitments over the short-term compared to other speculative-grade obligors.
B-2: Obligors with a ‘B-2’ short-term rating have an average speculative-grade capacity to meet their financial commitments over the short-term compared to other speculative-grade obligors.
B-3: Obligors with a ‘B-3’ short-term rating have a relatively weaker capacity to meet their financial commitments over the short-term compared to other speculative-grade obligors.
C - An obligor rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for it to meet its financial commitments.
SD and D - An obligor rated ‘SD’ (selective default) or ‘D’ has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A ‘D’ rating is assigned when S&P believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when S&P believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.
Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.
The Advisor considers ratings of A-3 and above as Investment-Grade securities.

APPENDIX B

COMMONWEALTH INTERNATIONAL SERIES TRUST

PROXY VOTING POLICIES AND PROCEDURES

REVIEWED AND APPROVED BY THE COMMONWEALTH
INTERNATIONAL SERIES TRUST

BOARD OF TRUSTEES JULY 15, 2003

I.	Proxy Policies

The Advisor shall make the economic best interest of Fund’s Shareholders its primary advisory consideration when voting proxies of the companies held in Fund accounts. The Advisor shall be expected to vote, as a rule, only on matters which clearly have an economic impact and then only when it is reasonably feasible to evaluate the proposal and cast an informed vote. If the Advisor votes, the Advisor generally shall vote against any actions that would, in the Advisor’s opinion, reduce the rights or options of shareholders, reduce shareholder influence over the Board of Directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders’ investments. At the same time, the Funds believe in supporting the management of companies in which they invest and the Advisor will be expected to accord proper weight to the positions of a company’s Board of Directors and the Advisor’s portfolio managers that choose to invest in the companies.

A.	Boards of Directors

A proxy, if cast, will normally support management nominees.

In general the Fund believes that,

a board that has at least a majority of independent directors is integral to good corporate governance. Key Board committees, including audit/compliance, compensation and nominating committees, should be completely independent.

There are some nominations for directors that should result in votes being withheld. These instances include directors who are known to:

1. Enact egregious corporate governance policies or failed to replace management, as appropriate;

2. Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

3. Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

Votes in a contested election of directors will not be cast unless it is reasonably feasible to evaluate the nominees. They must be evaluated on a case-by-case basis, considering factors such as

1. Long-term financial performance of any company attempting a takeover;

2. Management’s track record;

3. Portfolio Manager’s assessment;

4. Qualifications of director nominees (both slates);

5. Evaluation of what each slate is offering shareholders, as well as the likelihood that the proposed objectives and goals can be met; and/or

6. Background to the Proxy contest.

B.	Independent Auditors

A company should limit its relationship with its auditors to the audit engagement and certain closely-related activities that do not, in the aggregate, raise an appearance of impaired independence. The Advisor will not vote or will support the reappointment of the company’s auditors unless:

1. It is clear that the auditors will not be able to fulfill their function;

2. There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company’s financial position; or

3. The auditors have a significant issue or relationship with the issuer that compromises the auditors’ independence.

C.	Compensation Programs

Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the long-term interests of shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders’ ownership interests in the company, provide participants with excessive awards or have objectionable structural features. The Advisor will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive. If reasonably feasible to cast an informed vote:

1. The Advisor will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are not acquired for materially less than fair market value.

2. The Advisor will vote for proposals to re-price options if there is a value-for-value (rather than a share-for-share) exchange.

3. The Adviser will generally support the Board’s discretion to determine and grant appropriate cash compensation and severance packages.

D.	Corporate Matters

The Advisor will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case-by-base basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company’s industry and performance in terms of shareholder returns. If reasonably feasible to cast an informed vote, the Advisor will be expected to generally vote for:

1. Acquisition proposals that Portfolio Managers believe, based on their review of the materials, will result in financial gain to the portfolio and merger proposals that have operating benefits, a fair offer price, favorable prospects for the combined companies and will not have a negative impact on corporate governance or shareholder rights.

2. Proposals to increase common share authorization for a stock split.

3. Proposals to institute open-market share repurchase plans

E.	Shareholder Proposals

Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The Advisor shall generally support the Board’s discretion regarding shareholder proposals and review shareholder proposals only if reasonably feasible and on a case-by-case basis, giving careful consideration to such factors as: the proposal’s impact on the company’s short-term and long-term share value, its effect on the company’s reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company’s overall corporate governance provisions, and the reasonableness of the request. If reasonably feasible to cast an informed vote, the Advisor shall be expected to generally vote for a proposal that is designed to protect or expand shareholder rights if the company’s corporate governance standards indicate that such additional protections are warranted.